UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e)

Amended and Restated Employment Agreements

On September 24, 2012, Air Methods Corporation (the “Company”) entered into Amended and Restated Employment Agreements (the “Amended Employment Agreements”) with each of the Company’s named executive officers: Michael D. Allen, President of Domestic Air Medical Services, Trent J. Carman, Chief Financial Officer,  Sharon J. Keck, Chief Accounting Officer, Edward T. Rupert, Senior Vice President, Eastern Operations and Aaron D. Todd, Chief Executive Officer (each, an “Executive” and collectively, the “Executives”).  The Amended Employment Agreements supersede and replace the current employment agreements between the Executives and the Company that were entered into on the following dates: January 4, 2006 (Mr. Allen), April 28, 2003 (Mr. Carman), January 1, 2003 (Ms. Keck), June 1, 2010 (Mr. Rupert) and July 1, 2003 (Mr. Todd) (collectively, the “Original Employment Agreements”).

The Amended Employment Agreements were executed in consideration of salary increases for each of the Executives, which were recently approved by the Compensation and Stock Option Committee of the Company’s Board of Directors after completion of a compensation benchmarking analysis.

In addition to clarifying language modifications, the material revisions or additions, as applicable, to the Amended Employment Agreements include, but are not limited to, the following:

•
Term: An initial term of two (2) years for all of the Executives other than Mr. Todd, who has an initial term of three (3) years.  Upon expiration of the initial term, the Amended Employment Agreements will automatically renew for subsequent one (1) year terms, unless either party provides 90-day notice not to renew.  The Original Employment Agreements provided for a twelve month (12) term that automatically renewed each year.

•
Termination for Good Reason: A termination right by the Executive for Good Reason (as such term is defined in the Amended Employment Agreements), after giving the Company thirty (30) days prior written notice to cure the underlying condition, was added to the termination provision.

•
Payment of a Pro Rata Portion of the 2011-2014 Bonus Program: In the event an Executive (other than Ms. Keck) is terminated by the Company without Cause (as such term is defined in the Amended Employment Agreement) or the Executive terminates his employment for Good Reason, the Executive shall be entitled to his pro rata portion of the amount that otherwise would have been payable to the Executive under the 2011 EVA Plan and 2012 EVA Plan (as such terms are defined below).  The Original Employment Agreements did not contain such a provision.

•
Clawback/Recoupment Policy: A provision was added to the Amended Employment Agreements stating that each Executive’s compensation is subject to the clawback or recoupment policies of the Company that are generally applicable to the Company’s senior management, as may be in effect from time to time, or as required by applicable law.

•
Removal of 280G Gross-Up:  The Original Employment Agreements (except for Mr. Rupert) provided for a tax equalization payment or gross-up payment to the Executive, which would place the Executive in the same after-tax position as if the excise tax penalty of Section 4999 of the Internal Revenue Code of 1986, as amended, did not apply.  Such a provision is typically referred to as a “280G Gross-Up.”  Each of the Amended Employment Agreements has been revised to eliminate the 280G Gross-Up provision.

Note that Mr. Todd’s Amended Employment Agreement is generally the same as the other Executives except for the following material provisions:

•
Upon a Change of Control (as such term is defined in the Amended Employment Agreement), Mr. Todd is eligible to receive a payment equal to 3x the applicable compensation amount (as calculated in accordance with the Amended Employment Agreements), whereas the other Executives receive a payment equal to 2x such amount.

•
If Mr. Todd is terminated without Cause or he terminates his employment for Good Reason, Mr. Todd will receive a payment equal to 1.5x the applicable compensation amount (as calculated in accordance with the Amended Employment Agreements), whereas the other Executives receive a payment equal to 1x such amount.

•	Mr. Todd is subject to a non-compete following the termination of employment with the Company for a period of 18 months, whereas the other Executives are subject to a 12-month non-compete period.

Copies of the Amended Employment Agreements are filed with this report on Exhibits 10.1 through 10.5, and are incorporated herein by reference.  The foregoing descriptions of the Amended Employment Agreements are qualified in their entirety by reference to Exhibits 10.1 through 10.5.

Adoption of the 2012-2014 Bonus Program

The Company’s stockholders approved the Performance Pay Plan on May 31, 2012.  On September 30, 2011, the Company’s Compensation and Stock Option Committee (the “Compensation Committee”) adopted the 2011-2014 Bonus Program under the Performance Pay Plan (the “2011 EVA Plan”), pursuant to which members of senior management are eligible to receive incentive compensation based upon the financial performance of the Company (measured in terms of “economic value added,” or “EVA”) during the period commencing July 1, 2011 and ending on June 30, 2014.  Copies of the Performance Pay Plan and the 2011 EVA Plan were attached as Exhibits 10.1 and 10.2 on the Form 8-K filed on October 6, 2011.

In accordance with the Performance Pay Plan, on September 25, 2012, the Compensation Committee adopted the 2012-2014 Bonus Program (the “2012 EVA Plan”), which supplements the 2011 EVA Plan for the period commencing July 1, 2012 and ending on June 30, 2014, as follows:

•	Adds new participants from senior management for such period;
•	Adjusts the portion of the bonus pool for such period to which each participant may be entitled;
•	Modifies the calculation of “economic value added” for such period by increasing the “Business Valuation Multiple” (as such term is defined in the 2012 EVA Plan) from 6 to 7;
•
Provides an offset (as determined at the discretion of the Compensation Committee in order to preserve maximum flexibility) against amounts payable under the 2011 EVA Plan to achieve the desired economics without double paying participants for the same financial performance under both the 2011 EVA Plan and the 2012 EVA Plan; and

•	Modifies the termination “without cause” section to mirror the language in the Amended Employment Agreements.

A copy of the 2012 EVA Plan is filed with this report on Exhibit 10.6, and is incorporated herein by reference.  The foregoing description of the 2012 EVA Plan is qualified in its entirety by reference to Exhibit 10.6.

Item 7.01     Regulation FD Disclosure

On September 28, 2012, the Company issued a press release attached as Exhibit 99.1 to this Form 8-K announcing a 3-for-1 stock split.

The information under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference to Item 7.01 to this Current Report on Form 8-K in such filing.

Item 9.01     Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement by and between Michael D. Allen and Air Methods Corporation, dated September 24, 2012.
10.2	Amended and Restated Employment Agreement by and between Trent J. Carman and Air Methods Corporation, dated September 24, 2012.
10.3	Amended and Restated Employment Agreement by and between Sharon J. Keck and Air Methods Corporation, dated September 24, 2012.
10.4	Amended and Restated Employment Agreement by and between Edward T. Rupert and Air Methods Corporation, dated September 24, 2012.
10.5	Amended and Restated Employment Agreement by and between Aaron D. Todd and Air Methods Corporation, dated September 24, 2012.
10.6	2012-2014 Bonus Program, adopted September 25, 2012
99.1	Air Methods Corporation Press Release, dated September 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: September 28, 2012	By:	/s/ Crystal L. Gordon
Crystal L. Gordon, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement by and between Michael D. Allen and Air Methods Corporation, dated September 24, 2012.
10.2	Amended and Restated Employment Agreement by and between Trent J. Carman and Air Methods Corporation, dated September 24, 2012.
10.3	Amended and Restated Employment Agreement by and between Sharon J. Keck and Air Methods Corporation, dated September 24, 2012.
10.4	Amended and Restated Employment Agreement by and between Edward T. Rupert and Air Methods Corporation, dated September 24, 2012.
10.5	Amended and Restated Employment Agreement by and between Aaron D. Todd and Air Methods Corporation, dated September 24, 2012.
10.6	2012-2014 Bonus Program, adopted September 25, 2012
99.1	Air Methods Corporation Press Release, dated September 28, 2012.